UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport,
CT
06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203)
221-1703

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Amended and Restated At Market Issuance Sales Agreement – Preferred Shares
On September 4, 2024, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”), together with Compass Group Management LLC, entered into an Amended and Restated At Market Issuance Sales Agreement (the “Preferred Sales Agreement”) with B. Riley Securities, Inc. (“B. Riley Securities”), pursuant to which CODI may sell from time to time, through B. Riley Securities acting as sales agent and/or principal (the “Preferred Sales Agent”) up to $200 million of the Trust’s 7.250% Series A Preferred Shares (the “Series A Preferred Shares”), 7.875% Series B Preferred Shares (the “Series B Preferred Shares”), and 7.875% Series C Preferred Shares (the “Series C Preferred Shares” and, together with the Series A Preferred Shares and the Series B Preferred Shares, the “Preferred Shares”), each representing beneficial interests in the Trust. The Preferred Sales Agreement amended and restated in its entirety the At Market Issuance Sales Agreement, dated March 20, 2024, between the Company and B. Riley Securities.
Pursuant to the Preferred Sales Agreement, the Preferred Shares may be offered and sold through the Preferred Sales Agent in transactions that are deemed to be “at the market” offerings as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Preferred Shares may be sold by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act. Under the Preferred Sales Agreement, the Preferred Sales Agent will be entitled to compensation equal to 2.00% of the gross proceeds of the Preferred Shares it sells from time to time. Under the Preferred Sales Agreement, the Preferred Sales Agent will be deemed to be an underwriter within the meaning of the Securities Act. Subject to the terms and conditions of the Preferred Sales Agreement, the Preferred Sales Agent will use its commercially reasonable efforts to sell on CODI’s behalf any Preferred Shares to be offered by CODI under the Preferred Sales Agreement. CODI has no obligation to sell any of the Preferred Shares under the Preferred Sales Agreement, and CODI or the Preferred Sales Agent may at any time suspend sales of Preferred Shares under the Preferred Sales Agreement. CODI has also agreed to provide indemnification and contribution to the Preferred Sales Agent with respect to certain liabilities, including under the Securities Act.
The Preferred Shares will be issued pursuant to CODI’s Registration Statement on Form
S-3
ASR (File No. 333-281931) (the “Registration Statement”). CODI has filed a prospectus supplement, dated September 4, 2024, to the prospectus, dated September 4, 2024, with the Securities and Exchange Commission (the “Commission”) in connection with the offer and sale of the Preferred Shares.
The foregoing description of the Preferred Sales Agreement is not complete and is qualified in its entirety by reference to the Preferred Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
In connection with the filing of the Preferred Sales Agreement, CODI is filing as Exhibits 5.1 and 5.2 to this Current Report on Form
8-K
the opinions of Richards, Layton & Finger, P.A., its Delaware counsel, and as Exhibit 8.1 to this Current Report on Form
8-K
the opinion of Squire Patton Boggs (US) LLP with respect to certain tax matters related to the Preferred Shares.
Amended and Restated At Market Issuance Sales Agreement –Common Shares
On September 4, 2024, the Company entered into an Amended and Restated At Market Issuance Sales Agreement (the “Common Sales Agreement”) with B. Riley Securities, Goldman Sachs & Co. LLC (“Goldman”) and TD Securities (USA) LLC (“TD Securities” and, together with B. Riley Securities and Goldman, the “Common Sales Agents”), pursuant to which CODI may sell, from time to time, up to $500 million of the Trust’s common shares representing beneficial interests in the Trust (the “Common Shares”). The Common Sales Agreement amended and restated in its entirety the At Market Issuance Sales Agreement, dated September 7, 2021, between the Company, B. Riley Securities and Goldman.

Pursuant to the Common Sales Agreement, the Common Shares may be offered and sold through the Common Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415(a)(4) promulgated under the Securities Act. The Common Shares may be sold by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act. Under the Common Sales Agreement, the Common Sales Agents will be entitled to compensation equal to 1.75% of the gross proceeds of the Common Shares the Common Sales Agents sell from time to time. Under the Common Sales Agreement, the Common Sales Agents will be deemed to be underwriters within the meaning of the Securities Act. Subject to the terms and conditions of the Common Sales Agreement, the Common Sales Agents will use their commercially reasonable efforts to sell on CODI’s behalf any Common Shares to be offered by CODI under the Common Sales Agreement. CODI has no obligation to sell any of the Common Shares under the Common Sales Agreement, and CODI or the Common Sales Agents may at any time suspend sales of Common Shares under the Common Sales Agreement. CODI has also agreed to provide indemnification and contribution to the Common Sales Agents with respect to certain liabilities, including under the Securities Act.
The Common Shares will be issued pursuant to the Registration Statement. CODI has filed a prospectus supplement, dated September 4, 2024, to the prospectus, dated September 4, 2024, with the Commission in connection with the offer and sale of the Common Shares.
The foregoing description of the Common Sales Agreement is not complete and is qualified in its entirety by reference to the Common Sales Agreement, a copy of which is attached hereto as Exhibit 1.2 and incorporated herein by reference.
In connection with the filing of the Common Sales Agreement, CODI is filing as Exhibits 5.3 and 5.4 to this Current Report on Form
8-K
the opinions of Richards, Layton & Finger, P.A., its Delaware counsel.

Item 3.03	Material Modifications to Rights of Security Holders
Second Amendments to Preferred Share Designations
In connection with the Preferred Sales Agreement, on September 4, 2024, the Trust entered into amendments (collectively the “Share Designation Amendments”) to the respective Amended and Restated Share Designations of the Trust, as amended (collectively, the “Preferred Share Designations”), establishing the terms of the Preferred Shares. The Share Designation Amendments increased the number of authorized Preferred Shares available for issuance, (i) with respect to the Series A Preferred Shares, by 601,955 shares, (ii) with respect to the Series B Preferred Shares, by 1,977,295 shares, and (iii) with respect to the Series C Preferred Shares, by 2,118,682 shares. Except as expressly modified pursuant to the Share Designation Amendments, the provisions of the Preferred Share Designations are and shall continue to be in full force and effect.
The foregoing description of the Share Designation Amendments does not purport to be complete and is qualified in its entirety by the Share Designation Amendments, copies of which are filed hereto as Exhibits 3.1, 3.2, and 3.3.
Second Amendments to Trust Preferred Interest Designations
In connection with the Preferred Sales Agreement, on September 4, 2024, the Company entered into amendments (collectively, the “Trust Interest Designation Amendments”) to the respective Trust Preferred Interest Designations of the Company, as amended (collectively, the “Trust Preferred Interest Designations”), establishing the terms of the Trust Preferred Interests (the “Trust Preferred Interests”). The Trust Interest Designation Amendments increased the number of authorized Trust Preferred Interests available for issuance, (i) with respect to the Series A Trust Preferred Interests, by 601,955 Trust Preferred Interests, (ii) with respect to the Series B Trust Preferred Interests, by 1,977,295 Trust Preferred Interests, and (iii) with respect to the Series C Trust Preferred Interests, by 2,118,682 Trust Preferred Interests. Additionally, each Trust Preferred Interest Designation was amended to provide that distributions of additional Trust Preferred Interests issued after the date of the establishment of each respective series of Trust Preferred Interests shall accrue from the original issue date of such additional Trust Preferred Interests, or such other date as the Board of Directors of the Company shall specify and publicly disclose. Except as expressly modified pursuant to the Trust Interest Designation Amendments, the provisions of the Trust Preferred Interest Designations are and shall continue to be in full force and effect.
The foregoing description of the Trust Interest Designation Amendments does not purport to be complete and is qualified in its entirety by the Trust Interest Designation Amendments, copies of which are filed hereto as Exhibits 3.4, 3.5, and 3.6.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth above under Item 3.03 of this Current Report on Form
8-K
is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events
CODI has filed with the Commission a prospectus supplement, dated September 4, 2024, to the Registration Statement relating to the resale from time to time by certain selling shareholders of up to 8,631,000 Common Shares, which consist of the unsold Common Shares previously registered on the prospectus supplement filed by CODI on April 12, 2024.

Item 9.01	Financial Statements and Exhibits

1.1	At Market Issuance Sales Agreement, dated September 4, 2024, among the Company, the Trust, Compass Group Management LLC, and B. Riley Securities, Inc.

1.2	At Market Issuance Sales Agreement, dated September 4, 2024, among the Company, the Trust, Compass Group Management LLC, B. Riley Securities, Inc., Goldman Sachs & Co. LLC and TD Securities (USA) LLC.

3.1	Second Amendment to Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series A Preferred Shares (incorporated by reference Exhibit 4.11 of the Form S-3 filed on September 4, 2024 (File No. 333-281931).

3.2	Second Amendment to Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series B Preferred Shares (incorporated by reference Exhibit 4.17 of the Form S-3 filed on September 4, 2024 (File No. 333-281931).

3.3	Second Amendment to Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series C Preferred Shares (incorporated by reference Exhibit 4.23 of the Form S-3 filed on September 4, 2024 (File No. 333-281931).

3.4	Second Amendment to Trust Interest Designation of Compass Group Diversified Holdings LLC with respect to Series A Trust Preferred Interests (incorporated by reference Exhibit 4.14 of the Form S-3 filed on September 4, 2024 (File No. 333-281931).

3.5	Second Amendment to Trust Interest Designation of Compass Group Diversified Holdings LLC with respect to Series B Trust Preferred Interests (incorporated by reference Exhibit 4.20 of the Form S-3 filed on September 4, 2024 (File No. 333-281931).

3.6	Second Amendment to Trust Interest Designation of Compass Group Diversified Holdings LLC with respect to Series C Trust Preferred Interests (incorporated by reference Exhibit 4.26 of the Form S-3 filed on September 4, 2024 (File No. 333-281931).

5.1	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust (Preferred Shares).

5.2	Legality Opinion of Richards, Layton & Finger, P.A. as to the Company (Preferred Shares).

5.3	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust (Common Shares).

5.4	Legality Opinion of Richards, Layton & Finger, P.A. as to the Company (Common Shares).

8.1	Opinion of Squire Patton Boggs (US) LLP regarding certain tax matters (Preferred Shares).

23.1	Consent of Richards, Layton & Finger, P.A. (contained in Exhibits 5.1, 5.2, 5.3 and 5.4 hereto).

23.2	Consent of Squire Patton Boggs (US) LLP (contained in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be si gne
d on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller
Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller
Stephen Keller
Chief Financial Officer